UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 27, 2015
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)
Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas 75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective February 27, 2015, Alan D. Kennedy retired from Mannatech’s Board of Directors. Mr. Kennedy served as Chairman of Mannatech’s Science Committee and served on Mannatech’s Audit Committee, Compensation & Stock Option Plan Committee, and Nominating/Governance and Compliance Committee. Mr. Kennedy’s retirement is not the result of any disagreement with Mannatech relating to its operations, policies or procedures.

In recognition of Mr. Kennedy’s service, the Board of Directors accelerated the vesting of any unvested nonqualified stock options previously awarded to Mr. Kennedy and extended the terms of the outstanding options from three months following Mr. Kennedy’s retirement to the original terms of the options.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: February 27, 2015	By:	/s/ S. Mark Nicholls
S. Mark Nicholls Chief Financial Officer